EXHIBIT 99.4

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                                AS OF MAY 8, 2007

     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                                  UNAUDITED
                                                                                ESTIMATED       AVERAGE PER DAY
                 RATED                                        ESTIMATED         CONTRACT        OPERATING COSTS    ADDITIONAL
   RIG NAME      WATER        LOCATION       CUSTOMER        CONTRACT END       DAYRATE         (NOT INCLUDING      COMMENTS
                 DEPTH                                          DATE                             TAX) FOR THE
                                                                                                 THREE MONTHS
                                                                                                ENDED MARCH 31,
                                                                                                2007/MONTH ENDED
                                                                                                MARCH 31, 2007
                                                                                                     ONLY
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SEMISUBMERSIBLES:
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
ATWOOD           5000'       Australia       BHP BILLITON      FIRM WORK -      4 wells at      $94,000/84,000    Wells are
EAGLE                                        PETROLEUM PTY     (6 wells         $160,000                          subject to a
                                             ("BHPB")          remaining        1 well at                         change in
                                                               including        $170,000                          sequence and a
                                                               current          1 well at                         portion of the
                                                               operation)       $150,000                          dayrate is
                                                               October 2007     (expected to be                   subject to some
                                                                                drilled in                        change due to
                                                                                June/July 2007)                   currency
                                                                                                                  exchange rate
                                                                                                                  variance.

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                     Australia      BHPB                  OPTIONS -             $170,000          N/A             A portion of the
                                                          (3 wells)                                               dayrate is
                                                          January 2008 if all                                     subject to some
                                                          three option wells                                      change due to
                                                          are drilled (The                                        currency exchange
                                                          first two option                                        rate variance.
                                                          wells must be
                                                          exercised no later
                                                          than 68 days prior
                                                          to the completion
                                                          of the firm work)

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                     Australia      ENI Spa AGIP          FIRM WORK -           $360,000          N/A            We expect the well
                                    EXPLORATION &         (1 well)                                               to take 40 to 45
                                    PRODUCTION DIVISION   February/March 2008                                    days to complete.
                                    ("ENI")               (assuming that all
                                                          of the above option
                                                          wells are drilled)


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                     Australia      WOODSIDE              FIRM WORK -            $405,000         N/A            A portion of the
                                    ENERGY LTD            (2 years)                                              dayrate is subject
                                    ("WOODSIDE")          March 2010                                             to some change due
                                                          (assuming that all                                     to currency
                                                          of the above option                                    exchange rate
                                                          wells are drilled)                                     variance.


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                     Australia      N/A                   N/A                   N/A               N/A            The rig is expected
                                                                                                                 to incur ten to
                                                                                                                 fourteen zero rate
                                                                                                                 days during the
                                                                                                                 first or second
                                                                                                                 quarter of fiscal
                                                                                                                 year 2008 for
                                                                                                                 required regulatory
                                                                                                                 inspections and
                                                                                                                 planned
                                                                                                                 maintenance.



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ATWOOD HUNTER     5,000'    Mauritania/    WOODSIDE          FIRM WORK -     $240,000          $65,000/66,000    The rig is
                            Libya                            April/May 2008  (Mauritania)                        currently working
                                                                             $245,000 (Libya)                    offshore Libya.



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                            TBD            WOODSIDE          OPTIONS -       TBD               N/A
                                                             Two (2)
                                                             six-month
                                                             options.
                                                             April/May
                                                             2009, if
                                                             exercised at
                                                             negotiated
                                                             market rate.
                                                             (Agreement
                                                             has to be
                                                             executed by
                                                             November 2007)



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                            TBD            N/A               N/A             N/A               N/A                The rig could
                                                                                                                  incur around five
                                                                                                                  to ten zero rate
                                                                                                                  days during the
                                                                                                                  fourth quarter of
                                                                                                                  fiscal year 2007
                                                                                                                  for upgrades and
                                                                                                                  planned
                                                                                                                  maintenance.
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ATWOOD FALCON     5,000'    Malaysia       SARAWAK SHELL     FIRM WORK -     $113,000          $50,000/$50,000    (The $24 million
                                           BERHAD ("SHELL")   July 10, 2007                                       Shell
                                                                                                                  reimbursement is
                                                                                                                  being amortized as
                                                                                                                  revenues over the
                                                                                                                  remaining firm
                                                                                                                  contract
                                                                                                                  commitment
                                                                                                                  following the
                                                                                                                  upgrade (32
                                                                                                                  months) which will
                                                                                                                  increase dayrate
                                                                                                                  revenues by
                                                                                                                  approximately
                                                                                                                  $24,000.)

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                            Malaysia       SHELL             FIRM WORK -     $160,000/         N/A                Most of the work
                                                             (2 years)       $200,000                             during this period
                                                             July 2009       (dayrate                             is expected to be
                                                                             depends on                           at the $160,000
                                                                             water depth of                       dayrate level.
                                                                             each well)

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                            Malaysia       SHELL             OPTION -        TBD               N/A
                                                            (1 year)
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



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ATWOOD SOUTHERN    2,000'    Bulgaria     MELROSE RESOURCES      FIRM WORK -      $125,000       $48,000/$40,000
CROSS                                     ("MELROSE")            (3 wells)        (two wells)
                                                                 June 2007        $155,000
                                                                                  (one well)
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                             Bulgaria     MELROSE                OPTIONS -        $125,000       N/A                (There is a
                                                                 (2 wells)                                          possibility
                                                                 August 2007                                        that Melrose
                                                                 (if both                                           will exercise
                                                                 option wells                                       its two option
                                                                 are exercised                                      plus add one
                                                                 and drilled                                        well but defer
                                                                 immediately                                        the drilling of
                                                                 after the firm                                     these wells
                                                                 work) Options                                      until after the
                                                                 must be                                            rig completes
                                                                 exercised ten                                      the first 3
                                                                 (10) days                                          wells of the
                                                                 prior to                                           TPAO program.)
                                                                 completion of
                                                                 second firm
                                                                 well.

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                             Turkey       TURKIYE PETROLLERI     FIRM WORK -      3 wells at     N/A                (The TPAO
                                          A.O. ("TPAO")          (4 wells)        $290,000                          contractual
                                                                 February 2008    1 well at                         work could
                                                                 (assuming        $320,000                          commence in
                                                                 above MELROSE                                      June/July 2007
                                                                 option wells                                       if Melrose
                                                                 are drilled                                        defers drilling
                                                                 immediately                                        any option
                                                                 following the                                      wells until
                                                                 completion of                                      after the
                                                                 their firm                                         completion of
                                                                 wells.)                                            the TPAO work).
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                             Ukraine      VANCO                  FIRM  WORK -     $325,000       N/A                See above
                                          INTERNATIONAL LTD.     (1 well)
                                          ("VANCO")              April 2008
                                                                 (assuming
                                                                 MELROSE options
                                                                 are exercised)
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                             TBD          N/A                    N/A              N/A            N/A                The rig could
                                                                                                                    incur five to
                                                                                                                    ten zero rate
                                                                                                                    days during the
                                                                                                                    fourth quarter
                                                                                                                    of fiscal year
                                                                                                                    2007 for
                                                                                                                    regulatory
                                                                                                                    inspections.
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CANTILEVER JACK-UPS:

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ATWOOD BEACON       400'     India        GUJARAT STATE         FIRM WORK -      $113,000       $39,000/$38,000
                                          PETROLEUM             January 2008
                                          CORPORATION LTD
                                          ("GSPC")


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                             India        GSPC                  FIRM WORK -      $133,500       N/A
                                                                (12 months)
                                                                January 2009

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                             India        GSPC                  OPTIONS - (1     TBD            N/A
                                                                year)

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VICKSBURG           300'     Thailand     CHEVRON OVERSEAS      FIRM WORK -      $94,500        $33,000/$32,000
                                          PETROLEUM             June 2007
                                          ("CHEVRON")


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-                             Thailand     CHEVRON              FIRM WORK -      $154,000       N/A
                                                                (2 years)
                                                                June 2009


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                             Thailand     N/A                   N/A              N/A            N/A                The rig is
                                                                                                                   expected to
                                                                                                                   incur ten to
                                                                                                                   fourteen zero
                                                                                                                   rate days during
                                                                                                                   the last quarter
                                                                                                                   of fiscal year
                                                                                                                   2007 for
                                                                                                                   required
                                                                                                                   regulatory
                                                                                                                   inspections.


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






SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK             1,800'   Equatorial    AMERADA HESS        FIRM WORK -     $69,680           $77,000/$85,000   Contract
                             Guinea        EQUATORIAL          September 2008  (plus                               provides for
                                           GUINEA, INC.                        approximately                       dayrate
                                           ("HESS")                            $19,000 of                          increases based
                                                                               amortized per                       upon certain
                                                                               day revenue.)                       cost
                                                                                                                   escalations
                                                                                                                   beginning with
                                                                                                                   the second year
                                                                                                                   of the contract.

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                             Equatorial    HESS                OPTIONS -       $69,680           N/A               Dayrate subject
                             Guinea                            (2 years)                                           to increase due
                                                               September                                           to contract
                                                               2010                                                cost
                                                               (if all four                                        escalations.
                                                               six-month
                                                               options are
                                                               exercised)


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SUBMERSIBLE:

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RICHMOND            70'      US Gulf of    HELIS OIL & GAS     FIRM WORK -     $80,000           $38,000/$45,000
                             Mexico        ("HELIS")           October 2007

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                             US Gulf of    N/A                 N/A             N/A               N/A                The rig could
                             Mexico                                                                                 incur fourteen
                                                                                                                    to twenty-one
                                                                                                                    zero rate days
                                                                                                                    during the first
                                                                                                                    quarter of
                                                                                                                    fiscal year 2008
                                                                                                                    for required
                                                                                                                    regulatory
                                                                                                                    inspections
                                                                                                                    and planned
                                                                                                                    maintenance.
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MANAGEMENT CONTRACT

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NORTH RANKIN `A'    N/A      Australia     WOODSIDE            FIRM WORK -     Daily margin of                     The management
                                                               May 2007        around $5,000                       contract is
                                                                                                                   expected to
                                                                                                                   terminate in
                                                                                                                   May 2007.
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NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be 13% to 16%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

         PER DAY FOR THE THREE MONTHS ENDED MARCH 2007              $26,000



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